UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Goldcorp Holdings Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDCORP HOLDINGS CO.

5709 MANATEE AVENUE WEST

BRADENTON, FL 34209

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 16, 2010

Dear Goldcorp Holdings Co. Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of Goldcorp Holdings Co. will be held at our offices located at 14877 Silver City Road, Murphy, Idaho 83650, on Thursday, September 16, 2010, at 1:00 p.m., Mountain time, for the purpose of considering and acting upon the following:

1.

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam and Christian Quilliam to serve as directors;

2.

To approve an amendment to our Articles of Incorporation to change our name to GoldLand Holdings Co.;

3.

To approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 200,000,000 to 400,000,000;

4.

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2010; and

5.

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

ONLY OWNERS OF RECORD OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AS OF THE CLOSE OF BUSINESS ON JULY 20, 2010 (THE “RECORD DATE”) WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.  EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

 The Company’s Proxy Statement, which summarizes the items to be voted upon, is attached hereto. Financial and other information concerning the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  We encourage you to read the Proxy Statement and Annual Report in their entirety.

By Order of the Board of Directors,
/s/
Pierre Quilliam
Chairman of the Board

Bradenton, FL

July 30, 2010

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 16, 2010:

THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/380769

 GOLDCORP HOLDINGS CO.
5709 MANATEE AVENUE WEST
BRADENTON, FL 34209

PROXY STATEMENT

FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 16, 2010

 This Proxy Statement is being provided to you by Goldcorp Holdings Co.’s Board of Directors in connection with our 2010 Annual Meeting of Stockholders. The Annual Meeting will be held at 1:00 p.m. on Thursday, September 16, 2010 at 14877 Silver City Road, Murphy, Idaho 83650, for the purposes set forth in the accompanying Notice of 2010 Annual Meeting of Stockholders and this Proxy Statement. We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about July 30, 2010.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked consider and act upon:

(1)

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam and Christian Quilliam to serve as directors;

(2)

To approve an amendment to our Articles of Incorporation to change our name to GoldLand Holdings Co.;

(3)

To approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 200,000,000 to 400,000,000;

(4)

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2010; and

(5)

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

A: Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about July 30, 2010, we will send all stockholders of record as of July 20, 2010 a Notice instructing them as to how to receive their proxy materials via the Internet this year. The proxy materials will be available on the Internet as of July 30, 2010.

Q: Who is soliciting proxies for the annual meeting?

A: Proxies are being solicited on behalf of the Board of Directors (which we sometimes refer to in this proxy statement as the Board).

Q: What is being voted on?

A: Our stockholders will vote on the following items at the annual meeting:

1.

The election of four directors who have been nominated to serve on the Board.

2.

To approve an amendment to our Articles of Incorporation to change our name to GoldLand Holdings Co.

3.

To approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 200,000,000 to 400,000,000.

4.

To consider a proposal to ratify the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

5.

To consider such other business as may properly come before the annual meeting.

Q: Who is entitled to vote?

A: Only stockholders of record as of the close of business on July 20, 2010 may vote at the annual meeting.

Q: How many votes do I have?

A: Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Q: How many shares can vote?

A: On the record date, 195,655,667 shares of our common stock were outstanding.  Holders of the outstanding shares of our common stock on the record date will be entitled to one vote on each matter for each share of our common stock held as of such date.

Q: How does the Board recommend I vote on these proposals?

A: The Board recommends that you vote:

•

FOR the election of each nominee to serve as a director until the 2011 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the amendment to our Articles of Incorporation to change our name to GoldLand Holdings Co.;

•

FOR the amendment to our Articles of Incorporation to increase our authorized shares of common stock from 200,000,000 shares to 400,000,000 shares;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Q: How do I vote?

A: The enclosed proxy card describes three ways to vote, in addition to attending the annual meeting and voting your shares in person. You can vote:

•

by telephone;

•

via the Internet; or

•

by completing, signing and returning a signed proxy card in the envelope provided.

If you vote by telephone or Internet, you do not need to return your proxy card.

Even if you plan to attend the annual meeting and vote in person, please complete, sign and return your proxy card or cast your vote by telephone or over the Internet as described on the enclosed proxy card. That way, if you plan to attend the annual meeting but are unable to do so for any reason, your shares will still be represented at the annual meeting.

If you later decide to attend the annual meeting and want to vote in person, you may do so. If your shares are registered in your name and you want to vote at the annual meeting, no additional forms will be required. If your shares are held for you in the name of a bank, broker, or other nominee holder, you will have to obtain a legal proxy from the nominee holder to vote your shares at the annual meeting, as described below.

Q: What if I hold my shares in a brokerage account?

A: If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. Under the current rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of W.T. Uniack & Co. CPA's P.C., as our independent registered public accounting firm (Proposal Four) is considered to be a discretionary item and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name.

Starting this year, the Election of Directors (Proposal One) is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (July 20, 2010) in order to be admitted to the meeting on September 16, 2010. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record. We will be unable to accept a vote from you at the annual meeting without that Proxy Card from your holder of record.

If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Therefore, your broker or bank will send only one copy of our annual report and proxy statement to your address. Each stockholder in your household will continue to receive a separate voting instruction form.

If you would like to receive your own set of our annual report and proxy statement in the future, or if you share an address with another of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, please contact the company at Goldcorp Holdings Co., Attention: Denise Quilliam, 5709 Manatee Avenue West Bradenton, Florida 34209, (941) 761-7819. Be sure to provide your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding should be effective 30 days following receipt of your instructions.

If you did not receive an individual copy of this proxy statement or our annual report on Form 10-K for the fiscal year ended December 31, 2009, we will send a copy to you if you address a written request to Goldcorp Holdings Co., Attention: Investor Relations, 3419 Virginia Beach Boulevard, #252, Virginia Beach, Virginia 23452 or call (757) 306-6090.

Q: What if I sign and return my proxy card or voting instruction form but don’t specify how I want my votes to be cast?

A: If you sign and return your proxy card but do not mark any boxes showing how you wish to vote, the proxy designated on the card, Pierre Quilliam, our Chief Executive Officer, will vote your shares:

•

FOR the election of each nominee to serve as a director until the 2011 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the amendment to our Articles of Incorporation to change our name to GoldLand Holdings Co.;

•

FOR the amendment to our Articles of Incorporation to increase our authorized shares of common stock from 200,000,000 shares to 400,000,000 shares;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

•

in such individual’s discretion, on all other matters which might come before the annual meeting.

Q: What if I vote or return a proxy and later want to change my vote?

A: If your shares are registered in your name, you may change your vote at any time before the meeting in one of four ways. You may:

•

notify our Corporate Secretary in writing that you want to change your vote and specify the change;

•

vote in person at the annual meeting;

•

submit a proxy card dated later than your prior vote; or

•

re-vote by telephone or via the Internet.

You may send written notices to our Corporate Secretary at our offices at: 5709 Manatee Avenue West, Bradenton, Florida 34209, Attention: Corporate Secretary, Fax: (941) 761-7848.

Please note that if you hold your shares through a bank, broker, or other nominee holder and you wish to change your vote, you must deliver your change to that nominee. Remember that if a nominee holds your shares for you and you wish to vote in person at the annual meeting, you must obtain a Proxy Card from that nominee authorizing you to vote at the annual meeting. We will be unable to accept a vote from you at the annual meeting without that Proxy Card.

Q: Can I revoke my proxy after I return it?

A: Yes. You can revoke your proxy at any time before the annual meeting by sending a written revocation or a later dated proxy to our Corporate Secretary at the address specified above.

Establishing a Quorum and Votes Required

Q: What is a quorum?

A: A quorum is the number of shares of capital stock of a corporation that must be represented in person or by proxy in order to transact business. For each of the proposals to be presented at the meeting, Delaware law generally requires that a majority of the outstanding shares of our capital stock entitled to vote must be represented in person or by proxy. That means that a quorum will consist of one-half of the shares of stock issued and outstanding on July 20, 2010, the Record Date, or at least 97,827,834 shares. Shares of stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

Q: What happens if I abstain from voting or do not give voting instructions to my broker?

A: If you submit a properly executed proxy, your shares will be counted in determining whether a quorum is present, even if you abstain from voting or withhold authority to vote on a particular proposal. If you abstain from voting or withhold authority to vote in the election of directors, doing so will have no effect on the election, because the four nominees who receive the greatest number of votes, regardless of the actual number of votes cast, will be elected as directors.

Q: What is a “broker non-vote” and how are they counted?

A: A so-called “broker non-vote” occurs when banks, brokers or other nominee holders return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter or have not received specific voting instructions from the stockholder for whom they are holding shares.

On certain “routine” matters (such as ratification of the appointment of an independent registered accounting firm) a broker or other nominee holder has discretionary voting power to vote the shares on the stockholder’s behalf without receiving instructions. However, nominee holders do not have discretionary authority to vote on “non-routine” matters (such as election of directors and approval of the proposed amendments to our Articles of Incorporation) and therefore cannot vote without receiving specific voting instructions.

If a broker fails to return a valid proxy, the votes represented by that proxy are not counted in determining whether a quorum is present, nor do those shares affect any proposals requiring a percentage of the votes cast or a specific percentage of the shares present and authorized to be cast. If the broker returns a valid proxy without marking a vote or abstaining, the votes represented by the proxy will be counted in determining whether a quorum is present and any designated proxies named in the card would be entitled to exercise discretionary voting power if the proxy card so provides. The proxy card for the annual meeting grants such discretionary voting power to Pierre Quilliam, our Chief Executive Officer. If the broker returns a proxy after crossing out a “non-routine” proposal as to which the broker cannot exercise discretionary voting power and has not received voting instructions, the shares represented by the proxy will be counted in determining whether a quorum is present but will not be counted as shares entitled to vote on the proposal. Therefore, broker non-votes on any “non-routine” matters would have the effect of reducing the number of shares necessary to constitute a majority of the shares present and entitled to vote on the proposal, but otherwise would not be counted as votes either for or against the proposal.

Q: What vote is required to elect directors?

A: Assuming a quorum is present at the annual meeting, the four nominees who receive the highest number of votes will be elected as directors. Abstentions and instructions withholding authority to vote for one or more nominees will result in those nominees receiving fewer votes, but will not count as votes against a nominee. Starting this year, the election of directors is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether directors are elected, and therefore will not have the effect of a negative vote with respect to the election of directors.

Q: What vote is required to approve the proposed amendments to our Articles of Incorporation?

A: The proposals to amend our Articles of Incorporation to change our name and increase our authorized shares of common stock will require an affirmative vote of a majority of the outstanding shares. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the proposed amendments are not discretionary matters, broker non-votes will not constitute a vote for this item.

Q: What vote is required to ratify W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm?

A: Ratification of the appointment of W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm will require an affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

Q: Who will count the votes?

A: A duly sworn representative of Investment Law Group of Gillett, Mottern & Walker, LLP will count the votes and act as the inspector of elections at the meeting.

Q: What does it mean if I get more than one proxy card?

A: Your shares may be registered under more than one name, address or account. If so, you will need to return each proxy card or voting instruction form you receive (or vote by telephone or over the Internet) by following the instructions on the card in order to ensure that all of your shares, however held, are voted. We encourage you to have all accounts registered in the exact same name and address (whenever possible). Registered stockholders may obtain information about how to do this by contacting Jason Bogutski, our transfer agent, at:

Signature Stock Transfer, Inc.

2632 Coachlight Court

Plano, Texas 75093

Phone: 972-612-4120

Fax: 972-612-4122

If you provide Jason Bogutski with photocopies of the proxy cards that you receive or with the account numbers that appear on the proxy cards, combining your accounts and share holdings will be easier to accomplish.

Q: Are there any expenses associated with soliciting proxies for the annual meeting?

A: Yes. We will bear the expense of soliciting proxies for the annual meeting and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time. Our officers and other employees may solicit proxies in person or by telephone, although there are no contracts or arrangements to do so. Any such officers or other employees will receive no special compensation for soliciting proxies.

Q: What is a stockholder proposal?

A: A stockholder proposal is a recommendation or requirement from a stockholder that we or the Board take action on a matter that the stockholder intends to present at a meeting of stockholders. However, under applicable Securities and Exchange Commission, or SEC, rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q: Can anyone submit a stockholder proposal?

A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1% of our common stock, for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the 2011 annual meeting of stockholders, what action must I take?

A: If you wish us to consider including a stockholder proposal in the proxy statement and form of proxy for the 2011 annual meeting of stockholders, you must submit the proposal, in writing, so that our Corporate Secretary receives it no later than April 1, 2011 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting. In addition, the proposal must meet the requirements for stockholder proposals established by the SEC.

Send your proposal to:

Goldcorp Holdings Co.
5709 Manatee Avenue West
Bradenton, Florida 34209
Attention: Corporate Secretary

PROPOSALS

PROPOSAL ONE: ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

Our bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board. The Board has set the number of directors at four.  The Board presently consists of two directors. Directors are elected annually and serve a one-year term. On the recommendation of the Boart, the Board has nominated both of its current directors, Pierre Quilliam and Allan Breitkreuz, for re-election at the annual meeting.  Both directors were originally appointed to fill a vacancy on the Board and neither has ever been elected at an annual meeting of stockholders.  The Board has also nominated Christian Quilliam for election to a vacant seat on the Board.  Christian Quilliam is not currently a director. The Board has also nominated Denise Quilliam for election to a vacant seat on the Board.  Denise Quilliam is not currently a director.

You will find detailed information on each nominee below. Each nominee has consented to act as a director if elected. If any director nominee is unable to stand for election at the annual meeting, the Board may reduce its size or designate a substitute. If the Board designates a substitute, proxies voted for the original director candidate will be cast for the substituted candidate. Proxies may not be voted for more than the four nominees named.

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of July 20, 2010, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

The Board recommends a vote FOR the election of each nominee. The four nominees who receive the highest number of affirmative votes will be elected as directors.

Nominees for Director

Name	Age	Primary Occupation	Director Since
Pierre Quilliam	72	Chief Executive Officer of Goldcorp Holdings Co. and Silver Falcon Mining, Inc.	2003
Allan Breitkreuz	43	Executive Vice President of Finance of Goldcorp Holdings Co. and Silver Falcon Mining, Inc.	2005
Christian Quilliam	47	Chief Operating Officer of Silver Falcon Mining, Inc.	--
Denise Quilliam	72	Corporate Secretary of Silver Falcon Mining, Inc.	--

The biographies of each of the nominees below contain certain biographical information, including each nominee’s specific experience, qualifications, attributes and skills which led us to the conclusion that such nominee is well-qualified to serve on our Board.

Pierre Quilliam has served as our chief executive officer and a member of our Board since November 11, 2003.  In addition to his services as our office and director, Mr. Quilliam has been a director and officer of Silver Falcon Mining, Inc., f/k/a Dicut, Inc. since 2001.  From 1975 to 1980, Mr. Quilliam established and operated Outico, Ltd., a reseller of industrial tools and equipment.  From 1980 to the present, Mr. Quilliam has established and managed numerous companies in various capacities, including finance, consulting, accounting and management.

Allan Breitkreuz has served as a member of our Board since 2005, and as our Vice President of Finance and Development since September 9, 2006.  From 2002 to 2008, Mr. Breitkreuz was an officer and director of Warner International Networks and Extend a Pop, which provided dial up internet access.   Mr. Breitkreuz majored in commercial and business financial administration at Brock University in Ontario, Canada, but did not receive a degree.

Christian Quilliam Mr. Quilliam presently serves as a director and chief operating officer of Silver Falcon Mining, Inc.  Mr. Quilliam holds a master’s degree in digital music from McGill University in Montreal and brings extensive experience into the management and development of small cap companies.  Prior to joining Silver Falcon Mining, Inc., Mr. Quilliam owned Q-Prompt, Inc., a teleprompting company which serviced large corporations’ needs during presentations.

Pierre Quilliam is the father of Christian Quilliam.

Denise Quilliam  Mrs. Quilliam presently serves as Director and Corporate Secretary of Silver Falcon Mining, Inc.  In addition to her employment with Silver Falcon Mining, Inc., Ms. Quilliam serves as a director of four private Canadian companies involved in real estate and finance, but has otherwise not been employed during the last five years. Ms. Quilliam received a B.S. degree in Teaching from the Ignace Bourget College in Quebec in 1957.

Denise Quilliam is the wife of Pierre Quilliam.

Corporate Governance

Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders.  This section describes key practices that our Board has adopted.

 Board Determination of Independence

 Our common stock is currently quoted on the OTC Bulletin Board, or the OTCBB, and the Pink Sheets.  Since neither the OTCBB nor the Pink Sheets has its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We believe that neither of the four nominees for director qualify as an “independent director” as defined by NYSE Amex rules.

Board Meetings and Attendance

 Our Board held six meetings during the fiscal year ended December 31, 2009. Each director attended all of the meetings of the Board during his service on the Board. We do not have a policy regarding director attendance at our annual meetings.

Board Committees

We do not have an audit, nominating or compensation committee.  We intend, however, to establish an audit committee and a compensation committee of our Board of Directors in the future, once we have independent directors. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditor, evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

We do not have an audit committee financial expert on our Board because we do not have any independent directors.

Stockholder Communications with the Board

Stockholders may send correspondence to the Board c/o Corporate Secretary at 5709 Manatee Avenue West, Bradenton, Florida 34209.  The Corporate Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. The Corporate Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Corporate Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate.

Board Structure

Our Board has not chosen to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the fact that our operations are sufficiently limited that such separation would not serve any useful purpose.  Our Chairman and Chief Executive Officer is responsible for setting the strategic direction for our company and for the day-to-day leadership of our company, as well as setting the agenda for Board meetings and presiding over meetings of the full Board.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole, as well as through committees of the Board.  The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s leadership structure facilitates the division of risk management oversight responsibilities among the committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Director Nomination Process

 The process followed by our Board to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and the Board.

 In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, our Board considers the following criteria:

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integrity;

•

business acumen;

•

knowledge of our business and industry;

•

experience;

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diligence;

•

conflicts of interest; and

•

the ability to act in the interests of all shareholders.

The director biographies above indicate each nominee’s experience, qualifications, attributes and skills that led our Board to conclude he should continue to serve as a director.  Our Board believes that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Our Board does not have a formal policy with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds.

Our Board does not have a formal policy with regard to the consideration of director candidates recommended by shareholders. The Board does not feel a formal policy is necessary, as the Board will consider director nominees recommended by shareholders. The names of any nominees should be addressed to the Board, c/o Secretary, Goldcorp Holdings Co., 5709 Manatee Avenue West, Bradenton, Florida 34209. No shareholder has submitted names of director nominees for consideration at the meeting.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation earned by our named Executive Officers during the last three fiscal years and other officers who received compensation in excess of $100,000 during any of the last three fiscal years. In accordance with Item 402(a)(5), we have omitted certain columns from the table required by Item 402(c).

Name and Principal Position	Year	Salary $	Option Awards $ (4)	All Other Compensation $	Total $

Pierre Quilliam, Chairman and CEO (1)	2009 2008 2007	$125,000 $125,000 $125,000	- - -	- - $625,000	$125,000 $125,000 $750,000

(1) Mr. Quilliam has served as our Chairman and CEO since November 11, 2003.  From September 1, 2006 to August 31, 2007, the Board approved a base salary for Mr. Quilliam of $125,000 per year.  From September 1, 2007 to December 31, 2008 and for the year 2009, we paid Mr. Quilliam a base salary of $125,000 per year under an employment agreement dated September 1, 2007.  In 2007, the Board approved a bonus to Mr. Quilliam of $625,000 as a result of his efforts to close the purchase of our property on War Eagle Mountain, as well as the reimbursement of $345,163 in travel, entertainment and legal costs incurred by Mr. Quilliam in connection our purchase of the property on War Eagle Mountain.  In addition, we issued Mr. Quilliam the following promissory notes: a note dated December 31, 2007 in the amount of $81,408; a note dated June 30, 2008 in the amount of $5,830; and a note dated

December 1, 2008 in the amount of $345,163.  The notes are convertible into common stock at $0.03 per share.  No compensation has been accrued for Mr. Quilliam with respect to the notes.  None of Mr. Quilliam’s compensation for 2007, 2008 or 2009 has been paid in cash, and instead is reflected as a current liability on our financial statements.

We did not grant any stock options or stock appreciation rights to our named executive officers in the last fiscal year, other than as described above.  We did not make any award to any named executive officer under any long-term incentive plan in the last fiscal year.  We did not reprice any options or stock appreciation rights during the last fiscal year.  As of December 31, 2009, we did not have any outstanding equity awards.

Employment Agreements

We entered into an employment agreement with Mr. Quilliam on September 1, 2007, which provides as follows:

•

That Mr. Quilliam is entitled to a base salary of $125,000 per year;

•

The term of the agreement is one year and four months (or until December 31, 2008), but automatically renews for successive terms equal to the initial term unless it is terminated at least thirty days before any expiration date;

•

Mr. Quilliam is entitled to health, dental, long term disability and life insurance, to the extent provided to all of our employees pursuant to such plans and programs that we may adopt from time to time, and the use of two rental cars, the combined cost of which shall not exceed $2,000 per month; and

•

Mr. Quilliam’s employment is subject to standard provisions requiring that he maintain the confidentiality of our information, and prohibiting his competition with us or soliciting our employees during and after the termination of their employment with us.

Director Compensation

We do not currently pay any compensation to our directors.  We employ both directors as officers, and both are paid in that capacity.  We also reimburse our directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Allan Breitkreuz (1) 2009 2008	- -	- -	- -	- -	- -	$50,000 $50,000	$50,000 $50,000

(1) Mr. Breitkreuz receives no compensation for serving as a director.  In 2009 and 2008, he accrued a base salary of $50,000 for services as vice president under an employment agreement dated January 1, 2007. None of his base compensation has been paid in cash, and instead is reflected as a current liability on our financial statements.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of July 20, 2010, with respect to the beneficial ownership of our common stock by (i) all of our directors, (ii) each of our executive officers named in the Summary Compensation Table, (iii) all of our directors and named executive officers as a group, and (iv) all persons known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Pierre Quilliam (2) 5709 Manatee Avenue West Bradenton, Florida 34209	67,201,796	31.9%

New Vision Financial, Ltd. (3) Suite 13, Oliaji Trade Center Francis Rachel St. Victoria, Seychelles	51,944,080	26.4%

Allan Breitkreuz 1613 2nd Ave., RR#3 St-Catharines, Ontario Canada L2R 6P9	-	0.0%

All Officers and Directors as a Group	67,201,796	31.9%

(1) Based upon 195,655,667 shares issued and outstanding as of July 20, 2010.

(2) Mr. Quilliam’s shares include 825,000 shares owned outright, 50,700,000 shares owned by Bisell Investments, Inc., a company of which he is a director and president, 380,000 shares owned by his wife, and 500,000 shares owned by Silver Falcon.  Mr. Quilliam is the chief executive officer of Silver Falcon and Bisell Investments, Inc., and in that capacity exercises shared power to vote and dispose of the shares owned by the entities.  Mr. Quilliam’s ownership also includes 14,796,796 shares which he has the present right to acquire under notes which are convertible into common stock at his election at a conversion price of $0.03 per share.

(3)  New Vision Financial, Ltd.’s shares include 50,658,333 shares owned outright by it, as well as 1,285,747 shares which it has the present right to acquire under notes which are convertible into common stock at its election at a conversion price of $0.001 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2009 about our outstanding compensation plans under which shares of stock have been authorized:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	--	--	--
Total	--	--	--

Certain Relationships and Related Transactions

On October 11, 2007, we entered into a lease agreement with Silver Falcon, under which we leased our owned and leased acreage on War Eagle Mountain, Idaho to Silver Falcon.  Silver Falcon is responsible for all mining activities on our land, and we are entitled to annual lease payments of $1,000,000 per year payable monthly, a nonaccountable expense allowance of $10,000 per month for any month in which ore is mined from our property, and a royalty of 15% from any proceeds payable to Silver Falcon by the smelter of ore produced from land.  Pierre Quilliam, our chairman and chief executive officer, is also the chairman and chief executive officer of Silver Falcon.  The lease initially provided that lease payments must commence April 1, 2008.  Because Silver Falcon has been unable to commence operations according to its original schedule, we had agreed to extend the commencement date several times.  The current commencement date was July 1, 2010.

On January 1, 2008, we entered into a consulting agreement with William Martens, under which we agreed to issue Mr. Martens 250,000 shares of common stock in consideration for up to 200 hours of consulting services for one year.  Mr. Martens controlled Laoshan at the time we acquired the property on War Eagle Mountain from Laoshan.  Mr. William Martens is no longer affiliated with the Company.

In 2007, we borrowed $2,250 from New Vision Financial, Ltd. (“New Vision”) pursuant to a promissory note dated December 31, 2007.  The note bore interest at the rate of 7% per annum, provided that all principal and interest due on the note was convertible into common stock at the election of the holder at a conversion price of $0.03 per share, and provided that all principal and accrued interest was due on December 31, 2009.  Instead of paying the note at its maturity, we renewed the obligation by executing a new note for the then outstanding amount of $2,564.57.  The renewal note also bears interest at 7% per annum, is convertible into common stock at the election of the holder at a conversion price of $0.03 per share.  The renewal note matures on December 31, 2011.

In 2007, we borrowed $7,500 from New Vision pursuant to a promissory note dated December 31, 2007.  The note bore interest at the rate of 7% per annum, provided that all principal and interest due on the note was convertible into common stock at the election of the holder at a conversion price of $0.03 per share, and provided that all principal and accrued interest was due on December 31, 2009.  On January 10, 2008, we issued New Vision 158,333 shares of common stock.  The shares were valued at $0.03 per share, or $4,750, and were applied to reduce the principal balance of the note. Instead of paying the note at its maturity, we renewed the obligation by executing a new note for the then outstanding amount of $3,394.79.  The renewal note also bears interest at 7% per annum, is convertible into common stock at the election of the holder at a conversion price of $0.03 per share.  The renewal note matures on December 31, 2011.

In 2007, we borrowed $81,408 from Pierre Quilliam pursuant to a promissory note dated December 31, 2007.  The note bore interest at the rate of 7% per annum, provided that all principal and interest due on the note was convertible into common stock at the election of the holder at a conversion price of $0.03 per share, and provided that all principal and accrued interest was due on December 31, 2009.  On November 12, 2008, we issued Pierre Quilliam 825,000 shares of common stock.  The shares were valued at $0.03 per share, or $24,750, and were applied to reduce the principal balance of the note.  Instead of paying the note at its maturity, we renewed the obligation by executing a new note for the then outstanding amount of $66,221.57.  The renewal note also bears interest at 7% per annum, is convertible into common stock at the election of the holder at a conversion price of $0.03 per share.  The renewal note matures on December 31, 2011.

On December 31, 2009, we were indebted to New Vision Financial, Ltd. on a promissory note dated June 30, 2008 in the original principal amount of $29,532.  The note provides for a payment of $2,067.24 on June 30, 2009, and all remaining principal and accrued interest on June 30, 2010.  Interest accrues at a rate of 7% payable annually.  Principal and interest due on the note is convertible into common stock at the election of the holder at a conversion price of $0.001 per share.  We did not make the payment that was due on the note on June 30, 2009.

On December 31, 2009, we were indebted to Pierre Quilliam on a promissory note dated June 30, 2008 in the original principal amount of $5,830.  The note provides for a payment of $408.10 on June 30, 2009, and all remaining principal and accrued interest on June 30, 2010.  Interest accrues at a rate of 7% payable annually.  Principal and interest due on the note is convertible into common stock at the election of the holder at a conversion price of $0.03 per share. We did not make the payment that was due on the note on June 30, 2009.

On December 31, 2007, our Board approved a bonus of $625,000 to Mr. Quilliam for his efforts in completing our acquisition of the War Eagle Mountain property.  Our Board also approved the reimbursement of $343,163 of travel, entertainment and legal expenses incurred by Mr. Quilliam to complete the purchase of the War Eagle Mountain property.

On December 1, 2008, we executed a promissory note payable to Pierre Quilliam in the original principal amount of $345,163.  The note was executed to evidence the terms of repayment of an equal amount of expense reimbursements due Mr. Quilliam.  The note provides for an interest payment of $26,174.86 on December 31, 2009, and all remaining principal and accrued interest on December 31, 2010.  Interest accrues at a rate of 7% payable annually.  Principal and interest due on the note is convertible into common stock at the election of the holder at a conversion price of $0.03 per share.  We did not pay the interest that was due on December 31, 2009.

We have borrowed money from Silver Falcon from time to time to pay essential bills.  As of March 31, 2010, we were indebted to Silver Falcon in the amount of $76,499.  The amounts are non-interest bearing, unsecured demand loans.

BOARD RECOMMENDATION

Our Board believes that the election of the nominees for directors is in our and our shareholders’ best interests and recommends that the shareholders vote FOR the four nominees.

PROPOSAL TWO: AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE NAME TO GOLDLAND HOLDINGS CO.

(Item 2 on Proxy Card)

Our Board of Directors proposes to amend our Articles of Incorporation to change our name from “Goldcorp Holdings Co.” to “GoldLand Holdings Co.”   We decided to change our name because we received a claim that our current name may violate the trademark rights of another company with the same name.  The failure of stockholders to approve the proposed amendment may subject us to expensive litigation with the claimant, which we do not believe is in our best interests.

BOARD RECOMMENDATION

Our Board believes that the proposed amendment to our Articles of Incorporation to change our name to GoldLand Holdings Co. is in our and our shareholders’ best interests and recommends that the shareholders vote FOR this proposal.

PROPOSAL THREE: AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 400,000,000 SHARES

(Item 3 on Proxy Card)

Our Board of Directors proposes to amend our Articles of Incorporation to increase our authorized shares of common stock from 200,000,000 to 400,000,000 shares.  We are presently authorized to issue only 200,000,000 shares of common stock, of which 195,655,667 are issued and outstanding.

We believe that increasing the number of shares that we are authorized to issue in our Articles of Incorporation is in our best interests. Without additional shares authorized, we will shortly have no more authorized but unissued shares, with the result that we will be unable to raise any more capital or issue new shares to obtain services that we need from essential vendors.  We do not have any plans to issue any new shares to acquire additional properties or businesses.

If the proposal is approved, our management will have the authority and discretion to issue additional shares without submitting any proposal to the stockholders for their consideration, which could have a materially adverse impact on shareholders.   Holders of our common stock should not expect that we will furnish such holders with any documentation concerning any proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equaling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board in their exercise of fiduciary responsibility, although such determination requires a finding by the Board that the shares are being issued for fair and adequate consideration.

In the future event that the Board issues additional shares for capital, services, or acquisitions, our present stockholders will suffer dilution of their interests in us.  As of the date of hereof, the Company has no present plans, proposals or arrangements to issue any of the newly authorized stock, written or otherwise for any purpose, including acquisitions.

It is possible that we may acquire other compatible business opportunities through the issuance of common stock, though no such plans, proposals or arrangements exist currently, whether in written form or otherwise.  Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

Anti-Takeover Effects of the Proposed Amendment to Increase Authorized Shares.

The proposed increase in authorized shares and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of us without further action by the shareholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of us more difficult, and therefore less likely. The additional authorized shares could be issued to discourage persons from attempting to gain control of us, by diluting the voting power of shares then outstanding.

In addition, the proposed increase in authorized shares could permit the Board of Directors to issue common stock to persons supportive of management’s position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some shareholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Likewise, shares could be used to facilitate the adoption of measures intended to deter unfair or coercive takeover tactics not believed to be in the best interests of shareholders. The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of us, and the proposed increase in authorized shares is not being presented with the intent that it be utilized as a type of anti-takeover device.

Therefore, the Board of Directors has determined that it is the best interests of the Company to increase the number of authorized shares of common stock to 400,000,000 shares.

BOARD RECOMMENDATION

Our Board believes that the proposed amendment to our Articles of Incorporation to increase our authorized shares of common stock from 200,000,000 to 400,000,000 shares is in our and our shareholders’ best interests and recommends that the shareholders vote FOR this proposal.

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF W.T. UNIACK & CO. CPA’S P.C.

(Item 4 on Proxy Card)

The audit committee of our Board has selected W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2010. W.T. Uniack & Co. CPA's P.C. has audited our financial statements since 2007. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter at the meeting is necessary to approve the selection of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm and to authorize the audit committee to fix the remuneration to be paid to W.T. Uniack & Co. CPA's P.C. In the event of a negative vote, the audit committee will reconsider its selection. A representative of W.T. Uniack & Co. CPA's P.C. is not expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table summarizes the fees W.T. Uniack & Co. CPA's P.C., our registered public accounting firm for 2009 and 2008, billed to us for each of the last two fiscal years:

Fee Category	2009	2008
Audit Fees(1)	$15,000	$15,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$15,000	$15,000

(1)   Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policy and Procedures

Our Board has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the full Board.

BOARD RECOMMENDATION

Our Board believes that the appointment of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm for the fiscal year ending December 31, 2010 is in our and our shareholders’ best interests and recommends that the shareholders vote FOR this proposal.

OTHER MATTERS

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

 All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

 Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of copies of reports filed by all of our officers, directors and 10% shareholders who are persons required to file reports pursuant to Section 16(a) of the Exchange Act, or written representations from those reporting persons, we believe that during the fiscal year ended December 31, 2009, the following officers, directors and reporting persons failed to file the following Forms 3, 4 or 5:

•

Allan Breitkreuz failed to a file a Form 3, but he did not have any ownership or transactions to report.

•

New Vision Financial, Ltd. failed to a file a Form 3.

•

Pierre Quilliam filed a Form 3 on March 6, 2009, but it was due on or about February 2, 2009.  Mr. Quilliam failed to file a Form 4 or 5 reporting his receipt of 825,000 shares of common stock on November 12, 2008 in partial satisfaction of 24,750 of convertible notes held by him.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this proxy statement or our annual report or notice of Internet availability of proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: GoldCorp Holdings Co., Attention: Denise Quilliam, 5709 Manatee Avenue West Bradenton, Florida 34209, (941) 761-7819. If you wish to receive separate copies of our proxy statement, annual report or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Deadline for Submission of Shareholder Proposals for the 2011 Annual Meeting of Shareholders

Proposals of shareholders intended to be presented at the 2011 Annual Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us no later than April 1, 2011 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting.  Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. All shareholder proposals should be sent to 5709 Manatee Avenue West, Bradenton, Florida 34209, Attention: Denise Quilliam, Corporate Secretary.

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS OF RECORD WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,
/s/
Pierre Quilliam
Chairman of the Board

Bradenton, Florida

July 30, 2010

PROXY

GOLDCORP HOLDINGS CO.

5709 MANATEE AVENUE WEST,

BRADENTON, FL 34209
ANNUAL MEETING OF STOCKHOLDERS, THURSDAY, SEPTEMBER 16, 2010

(This Proxy is Solicited on Behalf of the Board of Directors)

The undersigned hereby appoints Pierre Quilliam, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Goldcorp Holdings Co. (“Goldcorp”) held of record by the undersigned on July 20, 2010 at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 14877 Silver City Road, Murphy, Idaho 83650 at 1:00 p.m. Mountain Time, on September 16, 2010 and at any adjournments or postponements thereof. Directions to the meeting location in order to attend the Annual Meeting may be obtained by calling (757) 306-6090. The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the proxy statement and the annual report on Form 10-K for the year ended December 31, 2009, which were furnished with this proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 16, 2010:
THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT
HTTP:// MATERIALS.PROXYVOTE.COM/380769

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the director nominee and FOR each of the other proposals set forth hereon.

1.	ELECTION OF DIRECTORS as follows:
	NOMINEE: Pierre Quilliam	o FOR	o WITHHOLD
	NOMINEE: Allan Breitkreuz	o FOR	o WITHHOLD
	NOMINEE: Christian Quilliam NOMINEE: Denise Quilliam	o FOR o FOR	o WITHHOLD o WITHHOLD
2.	PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO CHANGE NAME TO GOLDLAND HOLDINGS CO.

	o FOR	o AGAINST	o ABSTAIN

3.	PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 400,000,000

	o FOR	o AGAINST	o ABSTAIN

4	RATIFICATION OF APPOINTMENT OF THE W.T. UNIACK & Co. CPA’s P.C., AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

	o FOR	o AGAINST	o ABSTAIN

5.

In their discretion, the Proxies are authorized to vote upon all other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof, provided that discretionary voting on such other matters is permitted by applicable rules and regulations.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS			o
MARK HERE IF YOU PLAN TO ATTEND THE MEETING			o

Share:

Name:		Acct #:

Address:
Signature

	Signature	Date:

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLYBY USING THE ENCLOSED ENVELOPE.